UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                       ______________________________

                                 FORM 8-K/A

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

      Date of Report (Date of earliest event reported): March 14, 2005


                           SLADE'S FERRY BANCORP.
           (Exact name of registrant as specified in its charter)


        Massachusetts               000-23904               04-3061936
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)

     100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:  (508) 675-2121

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The registrant filed a Current Report on Form 8-K dated March 14, 2005 to report the decision of the Registrant's Audit Committee to replace the registrant's registered public accounting firm. This amendment is being filed to update the information as of the date hereof.

Item 4.01  Changes in Registrant's Certifying Accountant.

(a)
      The reports issued by Shatswell, MacLeod & Company, P.C. ("Shatswell") on the consolidated financial statements of the Registrant for both of the two most recent fiscal years (2004 and 2003) did not contain any adverse opinion or a disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years (2004 and 2003) and through the date hereof, there were no disagreements with Shatswell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Shatswell, would have caused Shatswell to make reference to the subject matter of the disagreement in connection with its reports.

      The Company provided Shatswell with a copy of the foregoing disclosures and requested in writing that Shatswell furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. The confirming letter from Shatswell is attached as Exhibit 16.1 hereto.

Item 9.01  Financial Statements and Exhibits

(c)   Exhibits

        16.1 Letter from Shatswell MacLeod & Company, P.C. to the Securities and Exchange Commission dated March 30, 2005.

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SLADES FERRY BANCORP.
                                       ---------------------
                                       (Registrant)


                               By:     /s/ Deborah A. McLaughlin
                                       ------------------------------------
                               Name:   Deborah A. McLaughlin
                               Title:  Treasurer/Vice President and Chief
                                       Financial Officer

Date: March 30, 2005

                                EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

   16.1 Letter from Shatswell, MacLeod & Company, P.C. to the Securities and Exchange Commission dated March 30, 2005.